--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

October 22, 2001

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2001. The net asset value per share at that date was $13.10. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

    For the three months ended September 30, 2001, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of -5.2%. This performance compares to the Fund's benchmark, the NAREIT Equity REIT Index* total return of -2.6%. The Fund's total return for the nine months ended September 28, 2001 was 11.9% versus the NAREIT Equity REIT Index return of 8.5%.

    The investment climate clearly changed in the third quarter, but the streak of REIT out-performance did not. As shown in the table below, in every period, both pre- and post-Attack, REITs displayed much lower downside volatility than the broader market and continued to register positive returns in a year that is shaping up to be one of the worst in many years.

                                              TOTAL RETURN
                                  ------------------------------------    FUND        FUND
                                     FUND       S&P 500       NASDAQ     VS. S&P   VS. NASDAQ
                                  ----------   ----------   ----------   -------   ----------
1/1/01 -- 9/10/01...............     14.6%       -16.5%       -31.2%      31.1%      45.8%
9/17-28 (POST-ATTACK)...........     -2.4%        -4.6%       -11.6%       2.2%       9.2%
9 MONTHS 2001...................     11.9%       -20.4%       -39.2%      32.3%      51.1%
Q3: 2001........................     -5.2%       -14.7%       -30.6%       9.5%      25.4%

    Prior to the disruption to the marketplace caused by the September 11th Attack, most of the trends that we have seen during 2001 remained in place. Most notably, REITs characterized by high dividend yield and slow growth had led performance. The exception to this is that in August larger companies outperformed the smaller companies by a modest margin, and we believe that this was possibly the result of the anticipation of the inclusion of REITs in the S&P 500 Index. Post-September 11, our performance was affected primarily by our holdings in the Hotel sector, which was the greatest casualty of the Attack. We sold these issues due to the potentially severe near and long-term damage to their fundamentals. It now appears that the hotel industry recovery we expected in 2002, predicated on a limited supply of new rooms, will be delayed indefinitely due to the dramatic decline in demand.

    Immediately following the end of the quarter, REITs encountered several crosscurrents. For the first time in years, several REITs, including those in the Office, Apartment and Hotel sectors announced lower future earnings guidance due to the swift changes in the economic climate. Many more such alerts can be expected as most companies in and outside the real estate industry come to grips with the clear-cut onset of an economic downturn in the U.S. Offsetting this was the long-awaited announcement by Standard & Poor's of the inclusion of REITs in

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

the S&P 500 Index, as well as some of their smaller capitalization indexes. In addition, the Fed's lowering of interest rates to the lowest level in a generation continues to enhance the attractiveness of the relatively higher dividend yields generally offered by REITs as compared to other income-generating investments. We note that our REIT preferred holdings performed very well throughout the quarter. Although analysts have generally lowered their forecast growth rates for most REITs, with the exception of Hotel REITs they continue to expect, as do we, positive comparisons in both 2001 and 2002.

INVESTMENT OUTLOOK

    Never before has the 'Fire vs. Ice' debate been argued more passionately in the investment community. The Fire scenario contemplates a V-shaped recovery to be in place sometime early next year. This renewed growth would be accompanied by high inflation due to a record amount of monetary and fiscal stimulus. Post 9/11 this stimulus will be even greater due to a ramp up in military and security expenditures. The opposing theory, Ice, is that we are headed for a protracted economic slowdown that cannot be avoided due to the synchronous decline in worldwide economies and the excesses of the past boom that have yet to be corrected. Further, post-9/11 commerce has slowed even more due to the diversion of productive resources and insecurity among the population that leads to a higher savings rate and less travel.

    Our view is that each of these extremes is possible, but something in between the two extremes is most likely. We are assuming that history will repeat itself and the basic principles of economics have not changed. Thus, the massive monetary and fiscal stimulus being directed at the U.S. economy, free of typical political rhetoric, gives us confidence that the economy will regain strength sometime in 2002. While we cannot predict the precise shape of this recovery, and surely the development of the armed conflict in the Middle East is very likely to influence the course of events, our operative assumption is that, indeed, growth will resume.

    Unfortunately, before we can assess the timing or magnitude of an economic recovery, we must first deal with the prospective duration and depth of the current economic recession. We believe that it is too soon to make any sound judgment in this regard. Absent the unstable world situation, we would have expected that the recession would be rather brief and mild, due to the extreme monetary and fiscal stimulus in effect before 9/11. The unstable world situation, however, and any repercussions on consumer and business behavior, profits and financial asset pricing may indeed exacerbate this downturn. As a result, our investment strategy reflects a conservative bias because of the risks of worldwide events superceding traditional economic principles. This requires a very balanced and selective approach.

    In an environment of greater economic uncertainty we will continue to emphasize diversification and companies that we believe have well-covered dividends, sound balance sheets and visible and predictable earnings. In our view, Health Care and Retail remain important sector weightings. Health Care, particularly nursing homes and hospitals, remains in the early stages of a secular recovery. Retail, as represented by our Regional Mall and Community Shopping Center holdings, offers excellent relative value with well-diversified tenant bases. The recent

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

weakness in the Apartment sector has created more attractive valuations -- we will assess this sector more closely for opportunities.

    We believe that REITs, especially those that meet our criteria, can continue to attract investor capital because they have characteristics that should be in even greater demand in the current period. Nearly all REITs own properties that are located entirely in the U.S., eliminating (or at least reducing) any risks from declining worldwide economies, currency fluctuations and sovereignty issues. The contractual nature of rents generally affords REITs lower profit volatility compared to other business sectors and, therefore, in our view should lead to lower price volatility. REITs also have valuation characteristics that are very tangible, and property has a unique permanence, resulting in asset values and consequent dividend yields. REIT earnings historically have been much less subject to variability and volatility than earnings of industrial or technology companies, and there is nothing to suggest to us that these investment characteristics will not continue. Further, the decline in interest rates across the spectrum of maturities presents a huge opportunity for most REITs as well as other real estate owners. The costs to finance, refinance and purchase properties are at unprecedented low levels, and landlords are already taking full advantage of this: Commercial Mortgage-Backed Securities issuance in 2001 is nearly 50% higher than last year and issuance of REIT unsecured debt has nearly doubled.

    Finally, while there is little concern today about increasing inflationary pressures, it must be considered that the unprecedented monetary and fiscal stimulus may, in the coming years, ignite an increasing level of price inflation. Should the world situation settle down quickly (which we, like all other Americans, hope is the case) and the recession indeed proves to be short and shallow, we believe renewed economic growth would be very favorable for real estate markets. In this case we believe demand would re-accelerate, vacancy rates would stabilize and most markets and property types would quickly return to equilibrium levels. Meantime, the dividend yields of REITs are compelling compared to current income being generated by investments both the fixed income and equity markets.

    Since our last quarterly report, we have lived through one of the most horrific events ever to hit this nation. While we were fortunate that no one at Cohen & Steers was directly touched by this tragedy, we have many friends and business colleagues who are among those killed or missing. Our thoughts and prayers go out to these families. Being located in New York City, we also witnessed incredible acts of valor for which we as a community will be forever grateful. And in a testament to how great America truly is, we watched first hand as fierce competitors helped their fallen rivals pick up the pieces and quickly restored the nation's securities markets.

    In summary, neither a recession nor a war is good for America and most sectors of the economy, including real estate or the financial markets. Until we can assess the extent to which these two phenomena affect corporate profitability and consumer psychology, in our view a conservative investment posture is required. For many investors, REITs satisfy the need for diversification, relatively lower volatility and relatively higher current income. We have designed our portfolio to pursue a conservative approach and to adhere to strict investment criteria that

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

are intended to afford additional safety. As a result, we have confidence in our ability to pursue our goal of generating acceptable relative total returns.

Sincerely,

             MARTIN COHEN                        ROBERT H. STEERS
             MARTIN COHEN                        ROBERT H. STEERS
             President                           Chairman

                              STEVEN R. BROWN
                              STEVEN R. BROWN
                              Portfolio Manager

         Cohen & Steers is online at WWW.COHENANDSTEERS.COM
    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.
            So visit us today at WWW.COHENANDSTEERS.COM

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                  NUMBER
                                                                 OF SHARES      VALUE
                                                                 ---------   ------------
EQUITIES                                               99.96%
  COMMON STOCK                                         81.30%
    APARTMENT/RESIDENTIAL                              12.52%
         Apartment Investment & Management Co. -- Class A.....     65,500    $  2,964,530
         Camden Property Trust................................     58,800       2,181,480
         Gables Residential Trust.............................     74,700       2,290,302
         Home Properties of New York..........................     39,300       1,243,452
         Post Properties......................................     35,100       1,301,508
         Summit Properties....................................     97,500       2,559,375
         United Dominion Realty Trust.........................    184,200       2,630,376
                                                                             ------------
                                                                               15,171,023
                                                                             ------------
    DIVERSIFIED                                         1.88%
         Colonial Properties Trust............................     77,100       2,278,305
                                                                             ------------
    HEALTH CARE                                        13.33%
         Health Care Property Investors.......................    138,700       5,333,015
         Healthcare Realty Trust..............................    148,600       3,789,300
         Nationwide Health Properties.........................    202,300       3,975,195
         Ventas...............................................    281,700       3,056,445
                                                                             ------------
                                                                               16,153,955
                                                                             ------------
    HOTEL                                               0.71%
         FelCor Lodging Trust.................................     29,500         396,775
         Host Marriott Corp...................................     65,800         463,890
                                                                             ------------
                                                                                  860,665
                                                                             ------------
    INDUSTRIAL                                          3.46%
         First Industrial Realty Trust........................     98,800       2,964,000
         ProLogis Trust.......................................     58,100       1,225,910
                                                                             ------------
                                                                                4,189,910
                                                                             ------------
    MANUFACTURED HOME                                   2.23%
         Chateau Communities..................................     92,000       2,709,400
                                                                             ------------

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                  NUMBER
                                                                 OF SHARES      VALUE
                                                                 ---------   ------------
    OFFICE                                             18.23%
         Arden Realty Group...................................    147,800    $  3,779,246
         Brandywine Realty Trust..............................    232,900       4,967,757
         Crescent Real Estate Equities Co.....................    137,100       2,940,795
         Equity Office Properties Trust.......................     39,100       1,251,200
         Highwoods Properties.................................    171,100       4,234,725
         Mack-Cali Realty Corp................................    158,800       4,922,800
                                                                             ------------
                                                                               22,096,523
                                                                             ------------
    OFFICE/INDUSTRIAL                                   9.71%
         Kilroy Realty Corp...................................     49,100       1,225,045
         Liberty Property Trust...............................    174,200       4,997,798
         Prentiss Properties Trust............................     99,500       2,736,250
         Reckson Associates Realty Corp. -- Class B...........    110,000       2,806,100
                                                                             ------------
                                                                               11,765,193
                                                                             ------------
    SELF STORAGE                                        0.46%
         Storage USA..........................................     14,000         554,400
                                                                             ------------
    SHOPPING CENTER                                    18.77%
      COMMUNITY CENTER                                  6.84%
         Developers Diversified Realty Corp...................    220,700       3,961,565
         Pan Pacific Retail Properties........................    108,400       2,856,340
         Weingarten Realty Investors..........................     30,400       1,477,440
                                                                             ------------
                                                                                8,295,345
                                                                             ------------
      OUTLET CENTER                                     1.99%
         Chelsea Property Group...............................     53,100       2,413,395
                                                                             ------------
      REGIONAL MALL                                     9.94%
         CBL & Associates Properties..........................    112,300       3,060,175
         General Growth Properties............................     30,500       1,060,485
         JP Realty............................................    116,800       2,610,480
         Macerich Co..........................................     44,200         976,820
         Simon Property Group.................................    116,000       3,121,560
         Taubman Centers......................................     97,600       1,220,000
                                                                             ------------
                                                                               12,049,520
                                                                             ------------
         TOTAL SHOPPING CENTER................................                 22,758,260
                                                                             ------------
             TOTAL COMMON STOCK (Identified
                cost -- $87,020,846)..........................                 98,537,634
                                                                             ------------

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                  NUMBER
                                                                 OF SHARES      VALUE
                                                                 ---------   ------------
  PREFERRED STOCK                                      18.66%
         Apartment Investment & Management Co., 9.00%,
           Series C...........................................     44,000    $  1,045,000
         Apartment Investment & Management Co., 8.75%,
           Series D...........................................     10,000         236,800
         Apartment Investment & Management Co., 9.375%,
           Series G...........................................    173,200       4,217,420
         Apartment Investment & Management Co., 10.10%,
           Series Q...........................................     25,000         631,250
         Apartment Investment & Management Co., 10.00%,
           Series R...........................................     18,100         454,310
         CarrAmerica Realty Corp., 8.57%, Series B............     30,600         740,520
         CarrAmerica Realty Corp., 8.55%, Series C............     15,500         372,000
         Colonial Properties Trust, 8.75%, Series A...........     81,900       2,043,405
         Crescent Real Estate Equities Co., 6.75%, Series A
           (Convertible)......................................      4,300          81,098
         Crown American Realty Trust, 11.00%, Series A........     55,400       2,803,240
         Health Care Property Investors, 8.70%, Series B......      2,200          55,220
        #Highwoods Properties, 8.625%, Series A...............      3,000       2,706,999
         Host Marriot Corp, 10.00%, Series C..................      4,000          91,720
         Liberty Property Trust, 8.80%, Series A..............      4,100         102,336
        #Nationwide Health Properties, 7.677%, Series P.......     47,000       3,660,125
         SPG Properties, 7.89%, Series C......................      6,500         307,450
         Taubman Centers, 8.30%, Series A.....................    139,500       3,070,395
                                                                             ------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $21,247,524)..........................                 22,619,288
                                                                             ------------
             TOTAL EQUITIES (Identified
                cost -- $108,268,370).........................                121,156,922
                                                                             ------------

                                                                    PRINCIPAL
                                                                     AMOUNT
                                                                    ---------
COMMERCIAL PAPER                                         0.31%
         Citicorp, 3.30%, due 10/01/01
           (Identified cost -- $371,000)..............              $371,000         371,000
                                                                                ------------
TOTAL INVESTMENTS (Identified cost -- $108,639,370)...  100.27%                  121,527,922
LIABILITIES IN EXCESS OF OTHER ASSETS.................   (0.27)%                    (328,325)
                                                        ------                  ------------
NET ASSETS (Equivalent to $13.10 per share based on
  9,249,159 shares of capital stock outstanding)......  100.00%                 $121,199,597
                                                        ------                  ------------
                                                        ------                  ------------

-------------------
 # Security trades infrequently. The Fund prices this security by using a procedure approved by the Fund's Board of Directors.

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                              --------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/00...............                $ 91,404,861            $12.35
    Net investment income...................  $ 6,051,081                  $ 0.73
    Net realized and unrealized gain on
       investments..........................    7,511,159                    0.74
    Distributions from net investment
       income...............................   (5,919,191)                  (0.72)
                                                                           ------
    Capital stock transactions:
         Increase in net assets from shares
            issued in exchange the net
            assets of Cohen & Steers Realty
            Income Fund, Inc................   22,151,687
                                              -----------
Net increase in net asset value.............                  29,794,736              0.75
                                                            ------------            ------
End of period: 9/30/2001....................                $121,199,597            $13.10
                                                            ------------            ------
                                                            ------------            ------

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (PERIODS ENDED SEPTEMBER 30, 2001)

ONE YEAR  FIVE YEARS  SINCE INCEPTION (9/27/93)
--------  ----------  -------------------------
 14.96%     9.72%               9.44%

-------------------
* Based on net asset value.

                         REINVESTMENT PLAN
    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:
       [COHEN & STEERS EQUITY INCOME FUND LOGO]              [COHEN & STEERS REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITs                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITs
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

              FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:
       [COHEN & STEERS SPECIAL EQUITY FUND LOGO]       [COHEN & STEERS INSTITUTIONAL REALTY SHARES LOGO]

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITs
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION
Robert H. Steers                       INVESTMENT ADVISER
Director and Chairman                  Cohen & Steers Capital Management,
Martin Cohen                           Inc.
Director and President                 757 Third Avenue
Gregory C. Clark                       New York, NY 10017
Director                               (212) 832-3232
George Grossman                        FUND ADMINISTRATOR AND CUSTODIAN
Director                               State Street Corp.
Willard H. Smith, Jr.                  225 Franklin Street
Director                               Boston, MA 02110
Adam Derechin                          TRANSFER AGENT
Vice President and Assistant Treasurer Equiserve Trust Company
Lawrence B. Stoller                    150 Royall Street
Assistant Secretary                    Canton, MA 02021
                                       (800) 426-5523
                                       LEGAL COUNSEL
                                       Simpson Thacher & Bartlett
                                       425 Lexington Avenue
                                       New York, NY 10017
                                       New York Stock Exchange Symbol: RFI
                                       Website: www.cohenandsteers.com
                                       This report is for shareholder
                                       information. This is not
                                       a prospectus intended for use in the
                                       purchase or sale
                                       of Fund shares. Past performance is of
                                       course no
                                       guarantee of future results and your
                                       investment may
                                       be worth more or less at the time you
                                       sell.

--------------------------------------------------------------------------------
                                       10

[COHEN & STEERS TOTAL RETURN REALTY FUND LOGO]

QUARTERLY REPORT
SEPTEMBER 30, 2001
COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017